UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)-

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

PARK CITY GROUP, INC.

(Name of Registrant as Specified in Its Charter)

_________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PARK CITY GROUP, INC.

CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING")

DATE:	NOVEMBER 17, 2022
TIME:	9:00 A.M. MST
LOCATION:	5282 SOUTH COMMERCE DRIVE, SUITE D292, MURRAY, UTAH 84107

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	**FAX:**	**INTERNET:**	**EMAIL:**
CALL TOLL FREE 1-866-752-8683	SEND THIS CARD TO 202-521-3464	HTTPS://WWW.IPROXYDIRECT.COM/PCYG AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/PCYG

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE OCTOBER 28, 2022.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/PCYG
UNTIL 11:59 PM EASTERN TIME NOVEMBER 16, 2022

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. TO ELECT EACH OF THE FOLLOWING DIRECTOR NOMINEES TO HOLD OFFICE FOR A ONE YEAR TERM OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED:
   - RANDALL K. FIELDS;
   - ROBERT W. ALLEN;
   - RONALD C. HODGE; AND
   - PETER J. LARKIN.
2. APPROVAL, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT ("SAY-ON-PAY");
3. RATIFICATION OF HAYNIE & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON SEPTEMBER 23, 2022 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" EACH DIRECTOR NOMINEE IDENTIFIED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, AND "FOR' PROPOSAL NO. 3.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

PARK CITY GROUP, INC.
SHAREHOLDER SERVICES
1 Glenwood Avenue Suite 1001
Raleigh NC 27603

FIRST-CLASS MAIL
US POSTAGE
PAID
RALEIGH NC
PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT